CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Joel L. Weiss, President and Chief Executive Officer of FundVantage Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  June 25, 2009                            /S/ JOEL L. WEISS
     --------------------------                 --------------------------------
                                                Joel L. Weiss, President and
                                                Chief Executive Officer
                                                (principal executive officer)


I, James G. Shaw, Treasurer and Chief Financial Officer of FundVantage Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  June 25, 2009                            /S/ JAMES G. SHAW
     --------------------------                 --------------------------------
                                                James G. Shaw, Treasurer and
                                                Chief Financial Officer
                                                (principal financial officer)